Exhibit 99.2

Devon Energy Third-Quarter 2021

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Income Statement	2

Supplemental Information for Income Statement	3

Cash Flow Statement	4

Balance Sheet	5

Production by Asset	6

Capital and Well Activity by Asset	7

Realized Price by Asset	8

Per-Unit Cash Margin by Asset	9

Non-GAAP Core Earnings (Loss), Non-GAAP EBITDAX and Net Debt	10

Net Debt-to-EBITDAX, Free Cash Flow, Reinvestment Rate and Variable Dividend	11

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2021			2020
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil, gas and NGL sales	$2,635	$2,154	$1,757	$786	$678
Oil, gas and NGL derivatives (1)	(335)	(703)	(528)	(117)	(87)
Marketing and midstream revenues	1,166	966	821	611	476

Total revenues	3,466	2,417	2,050	1,280	1,067

Production expenses (2)	555	513	458	271	271
Exploration expenses	3	3	3	4	39
Marketing and midstream expenses	1,165	965	842	618	478
Depreciation, depletion and amortization	578	536	467	301	299
Asset impairments	—	—	—	27	—
Asset dispositions	—	(87)	(32)	(1)	—
General and administrative expenses	95	94	107	82	75
Financing costs, net (3)	86	80	77	70	66
Restructuring and transaction costs	18	23	189	17	32
Other, net	2	(14)	(29)	1	—

Total expenses	2,502	2,113	2,082	1,390	1,260

Earnings (loss) from continuing operations before income taxes	964	304	(32)	(110)	(193)
Income tax expense (benefit)	120	43	(248)	(37)	(90)

Net earnings (loss) from continuing operations	844	261	216	(73)	(103)
Net earnings (loss) from discontinued operations, net of taxes	—	—	—	(25)	13

Net earnings (loss)	844	261	216	(98)	(90)
Net earnings attributable to noncontrolling interests	6	5	3	4	2

Net earnings (loss) attributable to Devon	$838	$256	$213	$(102)	$(92)

Basic net earnings (loss) per share:
Continuing operations	$1.24	$0.38	$0.33	$(0.20)	$(0.29)
Discontinued operations	—	—	—	(0.07)	0.04

Basic net earnings (loss) per share	$1.24	$0.38	$0.33	$(0.27)	$(0.25)

Diluted net earnings (loss) per share:
Continuing operations	$1.24	$0.38	$0.32	$(0.20)	$(0.29)
Discontinued operations	—	—	—	(0.07)	0.04

Diluted net earnings (loss) per share	$1.24	$0.38	$0.32	$(0.27)	$(0.25)

Weighted average common shares outstanding:
Basic	677	677	654	383	383
Diluted	679	679	656	383	383

SUPPLEMENTAL INFORMATION FOR CONSLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES
(in millions)	2021			2020
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Derivative cash settlements	$(370)	$(367)	$(232)	$(27)	$10
Derivative valuation changes	35	(336)	(296)	(90)	(97)

Oil, gas and NGL derivatives	$(335)	$(703)	$(528)	$(117)	$(87)

(2) PRODUCTION EXPENSES
(in millions)	2021			2020
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Lease operating expense	$215	$210	$199	$91	$100
Gathering, processing & transportation	157	147	129	130	125
Production taxes	176	143	117	47	42
Property taxes	7	13	13	3	4

Production expenses	$555	$513	$458	$271	$271

(3) FINANCING COSTS, NET
(in millions)	2021			2020
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Interest based on outstanding debt	$93	$98	$105	$65	$65
Gain on early retirement of debt	—	(10)	(20)	—	—
Interest income	(1)	—	(1)	—	(5)
Other	(6)	(8)	(7)	5	6

Financing costs, net	$86	$80	$77	$70	$66

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2021			2020
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Cash flows from operating activities:
Net earnings (loss)	$844	$261	$216	$(98)	$(90)
Adjustments to reconcile net earnings (loss) to net cash from operating activities:
Net (earnings) loss from discontinued operations, net of income taxes	—	—	—	25	(13)
Depreciation, depletion and amortization	578	536	467	301	299
Asset impairments	—	—	—	27	—
Leasehold impairments	1	1	1	3	36
(Amortization) accretion of liabilities	(7)	(7)	(7)	8	8
Total losses on commodity derivatives	335	703	528	117	87
Cash settlements on commodity derivatives	(370)	(367)	(232)	(27)	10
Gains on asset dispositions	—	(87)	(32)	(1)	—
Deferred income tax expense (benefit)	119	24	(243)	(17)	—
Share-based compensation	19	20	41	18	31
Early retirement of debt	—	(10)	(20)	—	—
Other	11	2	—	—	1
Changes in assets and liabilities, net	68	17	(127)	2	58

Net cash from operating activities—continuing operations	1,598	1,093	592	358	427

Cash flows from investing activities:
Capital expenditures	(474)	(504)	(499)	(217)	(204)
Acquisitions of property and equipment	(10)	(5)	—	(3)	—
Divestitures of property and equipment	1	49	15	5	1
WPX acquired cash	—	—	344	—	—
Distributions from equity method investments	9	8	10	—	—

Net cash from investing activities—continuing operations	(474)	(452)	(130)	(215)	(203)

Cash flows from financing activities:
Repayments of long-term debt	—	(710)	(533)	—	—
Early retirement of debt	—	(32)	(27)	—	—
Dividends paid on common stock	(329)	(229)	(203)	(138)	(43)
Contributions from noncontrolling interests	1	3	—	9	1
Distributions to noncontrolling interests	(6)	(5)	(4)	(4)	(4)
Acquisition of noncontrolling interests	—	—	(24)	—	—
Shares exchanged for tax withholdings and other	(3)	(9)	(33)	(1)	—

Net cash from financing activities—continuing operations	(337)	(982)	(824)	(134)	(46)

Effect of exchange rate changes on cash—continuing	(5)	2	3	—	—

Net change in cash, cash equivalents and restricted cash of continuing operations	782	(339)	(359)	9	178

Cash flows from discontinued operations:
Operating activities	—	—	—	19	45
Investing activities	—	—	—	310	1
Effect of exchange rate changes on cash	—	—	—	2	4

Net change in cash, cash equivalents and restricted cash of discontinued operations	—	—	—	331	50

Net change in cash, cash equivalents and restricted cash	782	(339)	(359)	340	228
Cash, cash equivalents and restricted cash at beginning of period	1,539	1,878	2,237	1,897	1,669

Cash, cash equivalents and restricted cash at end of period	$2,321	$1,539	$1,878	$2,237	$1,897

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$2,144	$1,348	$1,683	$2,047	$1,707
Restricted cash	177	191	195	190	190

Total cash, cash equivalents and restricted cash	$2,321	$1,539	$1,878	$2,237	$1,897

CONSOLIDATED BALANCE SHEETS

(in millions)	September 30, 2021	December 31, 2020
Current assets:
Cash, cash equivalents and restricted cash	$2,321	$2,237
Accounts receivable	1,517	601
Income tax receivable	80	174
Other current assets	309	248

Total current assets	4,227	3,260
Oil and gas property and equipment, based on successful efforts accounting, net	13,613	4,436
Other property and equipment, net	1,465	957

Total property and equipment, net	15,078	5,393
Goodwill	753	753
Right-of-use assets	244	223
Investments	388	12
Other long-term assets	367	271

Total assets	$21,057	$9,912

Current liabilities:
Accounts payable	$537	$242
Revenues and royalties payable	1,443	662
Other current liabilities	1,525	536

Total current liabilities	3,505	1,440
Long-term debt	6,492	4,298
Lease liabilities	256	246
Asset retirement obligations	462	358
Other long-term liabilities	1,281	551
Stockholders’ equity:
Common stock	68	38
Additional paid-in capital	8,206	2,766
Retained earnings	750	208
Accumulated other comprehensive loss	(100)	(127)

Total stockholders’ equity attributable to Devon	8,924	2,885
Noncontrolling interests	137	134

Total equity	9,061	3,019

Total liabilities and equity	$21,057	$9,912

Common shares outstanding	677	382

PRODUCTION TREND

	2021			2020

	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3

Oil (MBbls/d)
Delaware Basin	213	191	172	99	77
Anadarko Basin	14	17	13	16	19
Williston Basin	39	46	44	—	—
Eagle Ford	20	18	16	18	22
Powder River Basin	14	16	17	16	21
Other	3	3	6	7	7

Total	303	291	268	156	146

Natural gas liquids (MBbls/d)
Delaware Basin	100	82	60	43	38
Anadarko Basin	25	26	21	25	30
Williston Basin	9	9	8	—	—
Eagle Ford	11	9	6	9	11
Powder River Basin	3	3	3	3	3
Other	—	—	1	—	1

Total	148	129	99	80	83

Gas (MMcf/d)
Delaware Basin	578	513	471	267	239
Anadarko Basin	219	225	200	233	242
Williston Basin	59	61	49	—	—
Eagle Ford	67	59	47	60	73
Powder River Basin	19	21	21	22	23
Other	1	2	3	2	3

Total	943	881	791	584	580

Total oil equivalent (MBoe/d)
Delaware Basin	409	358	310	186	155
Anadarko Basin	75	80	68	81	89
Williston Basin	58	66	61	—	—
Eagle Ford	42	37	30	37	46
Powder River Basin	20	22	23	22	28
Other	4	4	7	7	8

Total	608	567	499	333	326

CAPITAL EXPENDITURES

(in millions)	2021			2020

	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3

Delaware Basin	$363	$394	$355	$153	$179
Anadarko Basin	15	11	13	3	1
Williston Basin	13	19	20	—	—
Eagle Ford	34	36	29	2	1
Powder River Basin	15	5	27	22	11
Other	2	2	3	3	3

Total upstream capital	$442	$467	$447	$183	$195

Midstream	11	22	24	3	7
Other	28	20	16	3	5

Total capital	$481	$509	$487	$189	$207

SUPPLEMENTAL INFORMATION FOR UPSTREAM CAPITAL EXPENDITURES

GROSS OPERATED SPUDS
	2021			2020

	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3

Delaware Basin	50	55	60	21	35
Anadarko Basin	9	8	8	—	—
Williston Basin	—	—	7	—	—
Eagle Ford	10	11	14	—	—
Powder River Basin	9	1	—	2	—

Total	78	75	89	23	35

GROSS OPERATED WELLS TIED-IN
	2021			2020

	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3

Delaware Basin	52	88	52	23	32
Anadarko Basin	4	6	—	—	—
Williston Basin	4	13	—	—	—
Eagle Ford	19	9	12	—	—
Powder River Basin	2	—	10	2	9

Total	81	116	74	25	41

AVERAGE LATERAL LENGTH
(based on wells tied-in)	2021			2020

	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3

Delaware Basin	9,700’	10,000’	10,000’	9,800’	9,900’
Anadarko Basin	9,200’	9,600’	—	—	—
Williston Basin	9,600’	10,000’	—	—	—
Eagle Ford	6,300’	5,600’	4,400’	—	—
Powder River Basin	10,500’	—	9,800’	13,600’	9,800’

Total	8,900’	9,600’	9,100’	10,100’	9,900’

REALIZED PRICING

BENCHMARK PRICES
(average prices)	2021			2020
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3

Oil ($/Bbl) - West Texas Intermediate (Cushing)	$70.64	$66.04	$57.87	$42.65	$40.86
Natural Gas ($/Mcf) - Henry Hub	$4.02	$2.83	$2.71	$2.67	$1.98
NGL ($/Bbl) - Mont Belvieu Blended	$36.85	$28.54	$25.81	$20.01	$16.69

REALIZED PRICES
	2021			2020

	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3

Oil (Per Bbl)
Delaware Basin	$68.44	$63.93	$56.07	$40.67	$39.19
Anadarko Basin	69.11	63.51	55.86	40.34	37.88
Williston Basin	66.60	62.00	52.74	—	—
Eagle Ford	68.32	64.04	54.90	37.83	33.68
Powder River Basin	65.81	62.36	53.77	36.42	35.39
Other	75.68	72.85	55.65	39.93	37.33

Realized price without hedges	68.19	63.63	55.28	39.84	37.56
Cash settlements	(10.60)	(13.29)	(9.13)	(1.83)	0.65

Realized price, including cash settlements	$57.59	$50.34	$46.15	$38.01	$38.21

Natural gas liquids (Per Bbl)
Delaware Basin	$31.34	$23.81	$26.25	$13.67	$11.49
Anadarko Basin	33.20	25.55	23.14	15.65	12.68
Williston Basin	19.36	14.76	18.51	—	—
Eagle Ford	32.80	25.46	24.44	15.66	13.74
Powder River Basin	40.66	35.46	30.19	19.39	13.10
Other	54.51	41.19	31.86	24.24	21.74

Realized price without hedges	31.25	23.89	25.01	14.77	12.36
Cash settlements	(0.45)	(0.25)	(0.20)	(0.01)	(0.30)

Realized price, including cash settlements	$30.80	$23.64	$24.81	$14.76	$12.06

Gas (Per Mcf)
Delaware Basin	$3.58	$2.31	$3.19	$1.51	$1.11
Anadarko Basin	4.05	3.15	2.49	2.29	1.66
Williston Basin	0.65	(1.60)	(0.48)	—	—
Eagle Ford	4.08	3.25	3.15	2.38	1.95
Powder River Basin	4.15	3.54	5.27	2.70	1.94
Other	2.60	2.74	2.57	2.87	1.52

Realized price without hedges	3.55	2.35	2.84	1.96	1.48
Cash settlements	(0.78)	(0.15)	(0.15)	0.00	0.06

Realized price, including cash settlements	$2.77	$2.20	$2.69	$1.96	$1.54

Total oil equivalent (Per Boe)
Delaware Basin	$48.29	$42.84	$40.95	$26.94	$24.00
Anadarko Basin	35.62	30.34	25.35	19.79	16.81
Williston Basin	48.55	43.98	40.79	—	—
Eagle Ford	47.40	42.84	38.90	25.97	22.78
Powder River Basin	55.93	52.55	47.58	31.08	29.83
Other	70.49	65.37	50.58	37.67	34.15

Realized price without hedges	47.08	41.75	39.14	25.63	22.60
Cash settlements	(6.60)	(7.11)	(5.17)	(0.86)	0.33

Realized price, including cash settlements	$40.48	$34.64	$33.97	$24.77	$22.93

ASSET MARGINS

BENCHMARK PRICES
(average prices)	2021			2020

	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3

Oil ($/Bbl) - West Texas Intermediate (Cushing)	$70.64	$66.04	$57.87	$42.65	$40.86
Natural Gas ($/Mcf) - Henry Hub	$4.02	$2.83	$2.71	$2.67	$1.98
NGL ($/Bbl) - Mont Belvieu Blended	$36.85	$28.54	$25.81	$20.01	$16.69

PER-UNIT CASH MARGIN BY ASSET (per Boe)
	2021			2020

	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3

Delaware Basin
Realized price	$48.29	$42.84	$40.95	$26.94	$24.00
Lease operating expenses	(3.52)	(3.91)	(3.97)	(2.38)	(3.00)
Gathering, processing & transportation	(2.18)	(2.06)	(1.96)	(2.40)	(2.68)
Production & property taxes	(3.31)	(3.08)	(2.95)	(2.08)	(1.80)

Field-level cash margin	$39.28	$33.79	$32.07	$20.08	$16.52

Anadarko Basin
Realized price	$35.62	$30.34	$25.35	$19.79	$16.81
Lease operating expenses	(2.58)	(2.96)	(3.82)	(2.57)	(2.16)
Gathering, processing & transportation	(6.14)	(6.06)	(6.31)	(8.39)	(7.39)
Production & property taxes	(1.70)	(1.46)	(1.21)	(0.55)	(0.54)

Field-level cash margin	$25.20	$19.86	$14.01	$8.28	$6.72

Williston Basin
Realized price	$48.55	$43.98	$40.79	$—	$—
Lease operating expenses	(5.83)	(4.87)	(5.13)	—	—
Gathering, processing & transportation	(2.13)	(1.86)	(2.14)	—	—
Production & property taxes	(4.47)	(4.27)	(3.82)	—	—

Field-level cash margin	$36.12	$32.98	$29.70	$—	$—

Eagle Ford
Realized price	$47.40	$42.84	$38.90	$25.97	$22.78
Lease operating expenses	(3.43)	(3.47)	(3.89)	(2.79)	(2.47)
Gathering, processing & transportation	(4.17)	(5.56)	(6.73)	(5.89)	(4.73)
Production & property taxes	(1.99)	(1.93)	(1.71)	(0.16)	(0.92)

Field-level cash margin	$37.81	$31.88	$26.57	$17.13	$14.66

Powder River Basin
Realized price	$55.93	$52.55	$47.58	$31.08	$29.83
Lease operating expenses	(8.09)	(6.65)	(7.45)	(5.47)	(5.41)
Gathering, processing & transportation	(2.93)	(3.02)	(2.66)	(3.01)	(2.30)
Production & property taxes	(6.73)	(6.10)	(5.48)	(3.91)	(3.49)

Field-level cash margin	$38.18	$36.78	$31.99	$18.69	$18.63

Other
Realized price	$70.49	$65.37	$50.58	$37.67	$34.15
Lease operating expenses	(16.42)	(16.69)	(17.15)	(15.35)	(19.92)
Gathering, processing & transportation	(0.35)	(0.58)	(0.62)	(0.59)	(0.51)
Production & property taxes	(4.19)	(5.25)	(4.60)	(3.38)	(3.62)

Field-level cash margin	$49.53	$42.85	$28.21	$18.35	$10.10

Devon - Total
Realized price	$47.08	$41.75	$39.14	$25.63	$22.60
Lease operating expenses	(3.85)	(4.06)	(4.44)	(2.97)	(3.32)
Gathering, processing & transportation	(2.81)	(2.85)	(2.87)	(4.23)	(4.17)
Production & property taxes	(3.25)	(3.05)	(2.88)	(1.66)	(1.52)

Field-level cash margin	$37.17	$31.79	$28.95	$16.77	$13.59

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

This press release includes non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in this press release, including reconciliations to their most directly comparable GAAP measure.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings (loss) and core earnings (loss) per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on third-quarter 2021 earnings.

	Quarter Ended September 30, 2021

	Before-tax	After-tax	After Noncontrolling Interests	Per Diluted Share

Total
Earnings (GAAP)	$964	$844	$838	$1.24
Adjustments:
Asset and exploration impairments	1	1	1	0.00
Deferred tax asset valuation allowance	—	(101)	(101)	(0.15)
Fair value changes in financial instruments and foreign currency	(31)	(23)	(23)	(0.04)
Restructuring and transaction costs	18	18	18	0.03

Core earnings (Non-GAAP)	$952	$739	$733	$1.08

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings from continuing operations before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net earnings from continuing operations.

	YTD ‘21	Q3 ‘21	Q2 ‘21	Q1 ‘21
Net earnings (GAAP)	$1,321	$844	$261	$216
Financing costs, net	243	86	80	77
Income tax expense (benefit)	(85)	120	43	(248)
Exploration expenses	9	3	3	3
Depreciation, depletion and amortization	1,581	578	536	467
Asset dispositions	(119)	—	(87)	(32)
Share-based compensation	58	18	20	20
Derivative and financial instrument non-cash valuation changes	597	(35)	336	296
Restructuring and transaction costs	230	18	23	189
Accretion on discounted liabilities and other	(41)	2	(14)	(29)

EBITDAX (Non-GAAP)	$3,794	$1,634	$1,201	$959

Annualized EBITDAX (Non-GAAP)	$5,059

NET DEBT

Devon defines net debt as debt less cash, cash equivalents and cash restricted for discontinued operations. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	September 30, 2021	June 30, 2021
Total debt (GAAP)	$6,492	$6,502
Less:
Cash, cash equivalents and restricted cash	(2,321)	(1,539)

Net debt (Non-GAAP)	$4,171	$4,963

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Due to the merger with WPX closing in the first quarter of 2021, Devon has shown the first nine months of 2021 EBITDAX annualized divided by net debt to show a more meaningful net debt-to-EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

Quarter Ended September 30, 2021
Net debt (Non-GAAP)	$4,171
EBITDAX (Sep. 30, 2021 YTD annualized) (Non-GAAP)	$5,059

Net debt-to-EBITDAX (Non-GAAP)	0.8

FREE CASH FLOW AND ADJUSTED FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures, and Devon defines adjusted free cash flow as free cash flow less cash restructuring and transaction costs. Devon believes that free cash flow and adjusted free cash flow provide a useful measure of available cash generated by operating activities for other investing and financing activities.

	Quarter Ended September 30, 2021	Quarter Ended June 30, 2021	Quarter Ended March 31, 2021	Quarter Ended December 31, 2020
Total operating cash flow (GAAP)	$1,598	$1,093	$592	$358
Less capital expenditures:
Capital expenditures	(474)	(504)	(499)	(217)

Free cash flow (Non-GAAP)	1,124	589	93	141
Cash restructuring and transaction costs (Non-GAAP)	14	23	167	17

Adjusted free cash flow (Non-GAAP)	$1,138	$612	$260	$158

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

Quarter Ended September 30, 2021
Capital expenditures (accrued)	$481
Operating cash flow	1,598

Reinvestment rate (Non-GAAP)	30%

VARIABLE DIVIDEND CALCULATION

Devon may pay a variable dividend up to 50 percent of its excess cash flow. Each quarter’s excess cash flow is computed as adjusted cash flow less capital expenditures and the fixed dividend.

Quarter Ended September 30, 2021
Operating cash flow (GAAP)	$1,598
Changes in assets and liabilities, net	(68)

Cash from operations before balance sheet changes (Non-GAAP)	1,530
Cash restructuring and transaction costs (Non-GAAP)	14

Adjusted cash flow (Non-GAAP)	1,544
Capital expenditures (Accrued)	(481)

Adjusted free cash flow (Non-GAAP)	1,063
Fixed quarterly dividend ($0.11/share)	(74)

Excess free cash flow (Non-GAAP)	989
50% Pay out (Board Discretion: Up to 50%)	50%

Total variable dividend	$494

FOURTH-QUARTER 2021 GUIDANCE

PRODUCTION GUIDANCE
	Quarter 4
	Low	High
Oil (MBbls/d)	293	298
Natural gas liquids (MBbls/d)	140	145
Gas (MMcf/d)	900	950

Total oil equivalent (MBoe/d)	583	601

CAPITAL EXPENDITURES GUIDANCE
	Quarter 4
(in millions)	Low	High
Upstream capital	$440	$490
Midstream capital	15	25
Other capital	10	20

Total capital	$465	$535

PRICE REALIZATIONS GUIDANCE
	Quarter 4
	Low	High
Oil - % of WTI	90%	100%
NGL - % of WTI	42%	47%
Natural gas - % of Henry Hub	80%	90%

OTHER GUIDANCE ITEMS
	Quarter 4
($ millions, except Boe and %)	Low	High
Marketing & midstream operating profit	$(10)	$10
LOE & GP&T per BOE	$6.25	$6.75
Production & property taxes as % of upstream sales	7.0%	7.5%
Exploration expenses	$—	$5
Depreciation, depletion and amortization	$550	$600
General & administrative expenses	$90	$100
Cash financing costs, net	$90	$100
Other expenses	$—	$10
Current income tax rate	0%	0%
Deferred income tax rate	20%	30%

Total income tax rate	20%	30%

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CONTINGENT PAYMENTS FOR BARNETT SHALE DIVESTITURE (4-year period beginning in 2021)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$50.00	$10,000,000	$2.75	$20,000,000
$55.00	$12,500,000	$3.00	$25,000,000
$60.00	$15,000,000	$3.25	$35,000,000
$65.00	$20,000,000	$3.50	$45,000,000

2021 & 2022 HEDGING POSITIONS

Oil Commodity Hedges
	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q4 2021	66,460	$41.24	48,250	$38.82	$48.82
Q1-Q4 2022	26,112	$43.75	22,501	$48.36	$58.58

	Price Swaptions		Price Call Options
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q4 2021	—	$—	5,000	$39.50
Q1-Q4 2022	10,000	$46.67	—	$—

Oil Basis Swaps
Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q4 2021	Midland Sweet	23,000	$0.84
Q4 2021	BRENT/WTI Spread	1,000	$(8.00)
Q4 2021	Guernsey Light Sweet	4,000	$(1.49)
Q4 2021	NYMEX Roll	13,000	$0.39
Q1-Q4 2022	BRENT/WTI Spread	1,000	$(7.75)
Q1-Q4 2022	NYMEX Roll	29,000	$0.45

Natural Gas Commodity Hedges—Henry Hub
	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q4 2021	254,000	$2.63	133,000	$2.55	$3.05
Q1-Q4 2022	3,452	$2.85	149,274	$2.71	$3.44

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2021 & 2022 HEDGING POSITIONS (continued)

	Price Swaptions		Price Call Options
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Price ($/ MMBtu)
Q4 2021	—	$—	50,000	$2.68
Q1-Q4 2022	100,000	$2.70	—	$—

Natural Gas Basis Swaps
Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q4 2021	El Paso Natural Gas	35,000	$(0.92)
Q4 2021	WAHA	80,000	$(0.65)
Q1-Q4 2022	WAHA	70,000	$(0.57)

NGL Commodity Hedges
		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q4 2021	Natural Gasoline	1,000	$47.57
Q4 2021	Normal Butane	1,000	$31.40
Q4 2021	Propane	1,000	$27.88

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of October 28, 2021.

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